                                                                   Exhibit 99(j)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the reference to us under the heading "Independent Accountants" in the Statement of Additional Information constituting part of this Registration Statement on Form N-1A of Agile Funds, Inc.


                                              /s/ SPICER JEFFRIES LLP

Denver, Colorado
December 10, 2003